Exhibit 10.22

Execution Version

Fourth Amendment to Credit Agreement

This Fourth Amendment to Credit Agreement (this “Fourth Amendment”) dated as of January 21, 2021, is among Contango Oil & Gas Company, a Texas corporation (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 17, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement, as more fully set forth herein.

C.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all article and section references in this Fourth Amendment refer to articles and sections of the Credit Agreement.
Section 2. Amendments to Credit Agreement.
2.1Amendments to Section 1.02.
(a)Each of the following definitions is hereby added to Section 1.02 in its appropriate alphabetical order to read as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of January 21, 2021, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” has the meaning assigned to such term in the Fourth Amendment.

“Mid-Con Credit Agreement” that certain Credit Agreement, dated as of December 20, 2011, by and among Mid-Con Energy Properties, LLC, as borrower, Mid-Con Energy Partners, LP, as guarantor, Wells Fargo Bank, National

Association, as administrative agent and collateral agent, and the lenders party thereto, as amended, restated, supplemented or otherwise modified from time to time prior to the Third Amendment Effective Date.

“Mid-Con Letter of Credit” means that certain Irrevocable Standby Letter of Credit No. IS000034149U issued by Wells Fargo Bank, National Association, as Issuing Bank, to Mid-Con Energy Properties, LLC for the benefit of American Contractors Indemnity Company and/or U.S. Specialty Insurance Company, Tokyo Marine HCC Surety, in an aggregate face amount equal to $1,000,000.00.

(b)Each of the following definitions in Section 1.02 is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, and as the same may from time to time be further amended, modified, supplemented or restated.

“Issuing Bank” means (a) solely with respect to the Existing Letter of Credit, Royal Bank of Canada in its capacity as the issuer of the Existing Letter of Credit, (b) solely with respect to the Mid-Con Letter of Credit, Wells Fargo Bank, National Association in its capacity as the issuer of the Mid-Con Letter of Credit, and (c) JPMorgan, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.08(i).  The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.  Each reference herein to the “Issuing Bank” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement and shall include the Existing Letter of Credit and the Mid-Con Letter of Credit.

2.2Amendment to Section 2.08(m).  Section 2.08 is hereby amended by adding a new Section 2.08(m) to the end thereof the read as follows:

(m)Mid-Con Letter of Credit.  On the Fourth Amendment Effective Date, the Mid-Con Letter of Credit shall be deemed to have been issued as a Letter of Credit under this Agreement by Wells Fargo Bank, National Association in its capacity as an Issuing Bank, without payment of any fees otherwise due upon the issuance of a Letter of Credit, and such Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Bank, a participation, to the extent of such Lender’s Applicable Percentage, in such Letter of Credit.  For the avoidance of doubt, the terms and provisions of the Mid-Con Credit Agreement shall have no force or effect with respect to the Mid-Con Letter of Credit.

2.3Amendment to Schedules and Exhibits.  Schedule 7.14 is hereby amended and restated in its entirety in the form attached hereto as Schedule 7.14.
Section 3. Conditions Precedent.  This Fourth Amendment shall become effective simultaneously with the occurrence of the Third Amendment Effective Date (such date, the “Fourth Amendment Effective Date”); provided that the Administrative Agent shall have received from the Majority Lenders and the Obligors counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Persons.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective (and the Fourth Amendment Effective Date shall occur) upon the fulfillment (or waiver in accordance with Section 12.02) of the conditions precedent set forth in this Section 3 to the satisfaction of the Administrative Agent.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.  For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the Fourth Amendment Effective Date specifying its objection thereto.

Section 4.      Miscellaneous.
4.1Third Amendment Joinder Conditions.  Section 4.8, Section 4.9, Section 4.10, Section 4.11 and Section 4.12 of the Third Amendment (the “Joinder Conditions”) require that the Borrower deliver certain documentation with respect to the New Credit Parties (used herein as such term is defined in the Third Amendment).  After giving effect to the Mid-Con Merger, only Michael Merger Sub LLC and Mid-Con Energy Properties, LLC (the “Third Amendment Joinder Parties”) will exist as Material Subsidiaries of the Borrower.  Neither Mid-Con Energy Partners, LP nor Mid-Con Energy GP, LLC (the “Non-Joining Parties”) will be a Material Subsidiary of the Borrower. In consideration of the foregoing, the Borrower has requested that the Lenders waive, and the Lenders do hereby waive, effective as of the date hereof, the Borrower’s requirement to satisfy the Joinder Conditions solely with respect to the Non-Joining Parties.  For the avoidance of doubt, each of the Joinder Conditions will be fulfilled so long as the Borrower satisfies each of the Joinder Conditions insofar as they relate to each Third Amendment Joinder Party.
4.2Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the Fourth Amendment Effective Date.
4.3Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby: (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the Fourth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment:

(i) the representations and warranties set forth in each Loan Document are true and correct in all material respects (except to the extent any such representations and warranties are limited by materiality, in which case, they are true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except to the extent any such representations and warranties are limited by materiality, in which case, they shall be true and correct in all respects) as of such specified earlier date and (ii) no Default has occurred and is continuing.
4.4Counterparts.  This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.
4.5No Oral Agreement.  This Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.
4.6GOVERNING LAW.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.7Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.
4.8Severability.  Any provision of this Fourth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.9Successors and Assigns.  This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.10Loan Document.  This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed, effective as of the Fourth Amendment Effective Date.

BORROWER:	CONTANGO OIL & GAS COMPANY

	By:	/s/ E. Joseph Grady
	Name:	E. Joseph Grady
	Title:	Senior Vice President & CFO

GUARANTORS:	CONTANGO OPERATORS INC.

	By:	/s/ E. Joseph Grady
	Name:	E. Joseph Grady
	Title:	Senior Vice President & CFO

CONTARO COMPANY

	By:	/s/ E. Joseph Grady
	Name:	E. Joseph Grady
	Title:	Senior Vice President & CFO

CONTANGO MIDSTREAM COMPANY

	By:	/s/ E. Joseph Grady
	Name:	E. Joseph Grady
	Title:	Senior Vice President & CFO

CONTANGO ALTA INVESTMENTS, INC.

	By:	/s/ E. Joseph Grady
	Name:	E. Joseph Grady
	Title:	Senior Vice President & CFO

CONTANGO RESOURCES, INC.

	By:	/s/ E. Joseph Grady
	Name:	E. Joseph Grady
	Title:	Senior Vice President & CFO

Fourth Amendment

Signature Page

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

	By:	/s/ Anson Williams
	Name:	Anson Williams
	Title:	Authorized Officer

Fourth Amendment

Signature Page

LENDER:	ROYAL BANK OF CANADA,
as a Lender

	By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Fourth Amendment

Signature Page

LENDER:	CADENCE BANK, N.A.,
as a Lender

	By:	/s/ Anthony Blanco
	Name:	Anthony Blanco
	Title:	SVP

Fourth Amendment

Signature Page

LENDER:	KEYBANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

Fourth Amendment

Signature Page

LENDER:	FROST BANK,
as a Lender

	By:	/s/ Matt Shands
	Name:	Matt Shands
	Title:	Vice President

Fourth Amendment

Signature Page

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Max Gilbert
	Name:	Max Gilbert
	Title:	Vice President

Fourth Amendment

Signature Page

LENDER:	FIFTH FOURTH BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Thomas Kleiderer
	Name:	Thomas Kleiderer
	Title:	Director

Fourth Amendment

Signature Page

LENDER:	CIT BANK, N.A.,
as a Lender

	By:	/s/ Katya Evseev
	Name:	Katya Evseev
	Title:	Director

Fourth Amendment

Signature Page

LENDER:	WEST TEXAS NATIONAL BANK,
as a Lender

	By:	/s/ C. Scott Wilson
	Name:	C. Scott Wilson
	Title:	Senior Vice President

Fourth Amendment

Signature Page

SCHEDULE 7.14
SUBSIDIARIES AND PARTNERSHIPS

Subsidiary	Jurisdiction of Organization	Principal Place of Business and Chief Executive Office
Contango Operators Inc.	Delaware	717 Texas, Ste 2900, Houston, TX 77002 Attn: Wilkie S. Colyer
Contaro Company	Delaware	717 Texas, Ste 2900, Houston, TX 77002 Attn: Wilkie S. Colyer
Contango Alta Investments, Inc.	Delaware	717 Texas, Ste 2900, Houston, TX 77002 Attn: Wilkie S. Colyer
Contango Resources, Inc.	Delaware	717 Texas, Ste 2900, Houston, TX 77002 Attn: Wilkie S. Colyer
Contango Midstream Company	Delaware	717 Texas, Ste 2900, Houston, TX 77002 Attn: Wilkie S. Colyer
Michael Merger Sub LLC	Delaware	717 Texas, Ste 2900, Houston, TX 77002 Attn: Wilkie S. Colyer
Mid-Con Energy Properties, LLC	Delaware	717 Texas, Ste 2900, Houston, TX 77002 Attn: Wilkie S. Colyer
Mid-Con Energy GP, LLC	Delaware	717 Texas, Ste 2900, Houston, TX 77002 Attn: Wilkie S. Colyer

Schedule 7.14